Exhibit 10.4

FIRST AMENDMENT TO

CREDIT AGREEMENT

dated as of October 30, 2015,

among

RICE MIDSTREAM HOLDINGS LLC,

as Borrower,

The Guarantors Party Hereto,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 30, 2015 (the “First Amendment Effective Date”), is among RICE MIDSTREAM HOLDINGS LLC, a Delaware limited liability company (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of December 22, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The parties hereto desire to amend certain terms of the Credit Agreement as set forth herein, to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 2.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Credit Agreement dated as of October 30, 2015, among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means October 30, 2015.

“Increased Margin Period” means the period (a) commencing on, and including, the first date on which the Borrower delivers to the Administrative Agent a compliance certificate pursuant to Section 8.01(c) with respect to any Rolling Period for which the applicable percentage limitation in clause (C) of the proviso to the definition of EBITDA is 40% and (b) ending on the next date thereafter on which the Borrower delivers to the Administrative Agent a compliance certificate pursuant to Section 8.01(c) with respect to any Rolling Period for which the applicable percentage limitation in clause (C) of the proviso to the definition of EBITDA is 25%.

“Permitted JV” means an entity to be formed after the First Amendment Effective Date, which entity (a) will have 75% of its Equity Interests owned by the Borrower or another Credit Party, (b) will have 25% of its Equity Interests owned by Gulfport Energy Corp. or a subsidiary thereof, (c) will be a midstream joint venture to develop natural gas gathering, compression and water services assets in the Utica Shale and (d) is designated in writing by the Borrower as the “Permitted JV” concurrently with or promptly after the formation thereof pursuant to Section 8.01(p).

“Unadjusted EBITDA” means, for any period, EBITDA for such period without giving effect to (a) any cash distributions received by any Credit Party from any Unrestricted Subsidiary during such period or (b) any Capital Expansion Project Add-Backs for such period.

2.2 Amended Definitions. The definitions of “Capital Expansion Project”, “Capital Expansion Project Add-Back”, “Capital Expansion Project EBITDA Projection”, “EBITDA”, “Loan Documents”, “Permitted Midstream MLP Credit Facility Liens”, and “Unrestricted Subsidiary” contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:

“Capital Expansion Project” means any project of the Credit Parties or the Permitted JV (a) that has or will have Expansion Capital Expenditures attributable thereto in excess of $25,000,000, (b) for which construction or expansion of such project has commenced, (c) that is identified in a certificate delivered by the Borrower to the Administrative Agent not less than 30 days prior to the last day of the first fiscal quarter for which the Borrower desires to commence inclusion of a Capital Expansion Project Add-Back related to such project in EBITDA, which certificate includes the Capital Expansion Project EBITDA Projection for such project and the Borrower’s good faith anticipated commercial operation date for such project, and (d) for which the Borrower has provided to the Administrative Agent, as the Administrative Agent may from time to time request, in each case in form and substance satisfactory to the Administrative Agent in its reasonable discretion, information regarding such project including, to the extent such information is applicable, updated status reports summarizing each Capital Expansion Project currently under construction and covering original anticipated and current projected costs and Capital Expenditures (including information on actual costs to date) for such Capital Expansion Project, the originally identified and current projected commercial operation date, volume commitments to such project, pricing arrangements, Swap Agreements relating to such project, the Borrower’s expectations as to the ability of third parties to perform under any contracts relating to utilization of such project, and any other aspect of such project as the Administrative Agent may reasonably request from time to time.

“Capital Expansion Project Add-Back” means, with respect to any period for which EBITDA is calculated, the amount to be considered in the calculation of EBITDA attributable to a particular Capital Expansion Project, which amount shall equal with respect to a particular Capital Expansion Project for such period:

(a) prior to the date on which a Capital Expansion Project has achieved commercial operation (but including the fiscal quarter in which commercial operation commences), a percentage, equal to the then-current completion percentage of such Capital Expansion Project as of the date of determination as reasonably determined by the Borrower, of the Capital Expansion Project EBITDA Projection for such Capital Expansion Project (net of (i) in the case of any Capital Expansion Project of the Borrower or a Consolidated Restricted Subsidiary, any actual earnings before interest, taxes, depreciation and amortization attributable to any such Capital Expansion Project during such period or (ii) in the case of any Capital Expansion Project of the Permitted JV, any cash distributions received by the Borrower or a Consolidated Restricted Subsidiary from the Permitted JV during such period that are included in EBITDA); provided that if the actual commercial operation date for any Capital Expansion Project does not occur by the scheduled commercial operation date for such project originally disclosed to the Administrative Agent by the Borrower, then the foregoing amount shall be reduced, for quarters ending after such scheduled commercial operation date to (but excluding) the first full quarter after the actual commercial operation date, by the following percentage amounts depending on the period of delay (based on the period of actual delay or then-estimated delay, whichever is longer): (A) 90 days or less, 0%, (B) longer than 90 days, but not more than 180 days, 25%, (C) longer than 180 days but not more than 270 days, 50%, (D) longer than 270 days but not more than 365 days, 75%, and (E) longer than 365 days, 100%; and

(b) beginning with the first full fiscal quarter following the date on which commercial operation of a Capital Expansion Project commences, and for the two immediately succeeding fiscal quarters, the Capital Expansion Project EBITDA Projection for such Capital Expansion Project (net of (i) in the case of any Capital Expansion Project of the Borrower or a Consolidated Restricted Subsidiary, any actual earnings before interest, taxes, depreciation and amortization attributable to any such Capital Expansion Project during such period or (ii) in the case of any Capital Expansion Project of the Permitted JV, any cash distributions received by the Borrower or a Consolidated Restricted Subsidiary from the Permitted JV during such period).

Notwithstanding anything to the contrary contained in this Agreement, for all purposes hereunder, with respect to the Capital Expansion Project of the Permitted JV scheduled for 2016, the date on which commercial operations commence shall be deemed to be the date on which both of the system’s main trunklines are in commercial operation (as reasonably determined by the Borrower).

“Capital Expansion Project EBITDA Projection” means, with respect to any Capital Expansion Project, the Borrower’s good faith projection (in accordance with GAAP, to the extent applicable) based on customer contracts relating to such project, the creditworthiness of the other parties to such contracts, and projected revenues from such contracts, capital costs and expenses, and other assumptions believed by the Borrower to be reasonable at the time made, of the earnings before interest, taxes, depreciation and amortization that will be attributable to such Capital Expansion Project during the first 12-month period following commencement of commercial operations of such Capital Expansion Project, which projection and calculation thereof (a) shall be reasonably acceptable to the Administrative Agent and (b) with respect to any Capital Expansion Project of the Permitted JV, shall be reduced to equal such projection multiplied by the fraction (expressed as a percentage) of Equity Interests in the Permitted JV that are directly owned by Credit Parties. After first providing such projection for any Capital Expansion Project, the Borrower shall thereafter, until the end of the first 12-month period following commencement of commercial operations of such Capital Expansion Project, re-evaluate such anticipated earnings before interest, taxes, depreciation and amortization quarterly and, if there is a material decrease or increase in such amount (as reasonably determined by the Borrower), the Borrower shall deliver an updated projection and calculation thereof which, if reasonably acceptable to the Administrative Agent, shall become and be deemed to be the “Capital Expansion Project EBITDA Projection” for such Capital Expansion Project for each calculation of EBITDA following the date on which such updated projection is delivered to the Administrative Agent until the next such re-evaluation.

“EBITDA” means, for any period, the sum of (a) Consolidated Net Income for such period plus (b) the following expenses or charges to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense, (ii) income taxes (however denominated), (iii) depreciation, (iv) amortization, (v) transaction costs, expenses and charges with respect to the acquisition or disposition of Property, not to exceed $500,000 in the aggregate in any fiscal year and (vi) all other noncash charges, plus (c) all Capital Expansion Project Add-Backs applicable to such period, minus (d) all noncash income added to Consolidated Net Income; provided that:

(A) the aggregate amount of Capital Expansion Project Add-Backs included in the calculation of EBITDA for any period shall not exceed 20% of Unadjusted EBITDA for such period,

(B) the sum of the aggregate amount of Capital Expansion Project Add-Backs included in the calculation of EBITDA for any period (subject to the limitation set forth in the foregoing clause (A)), plus the aggregate amount of EBITDA attributable to cash distributions by the Permitted JV (subject to the limitation set forth in the following clause (E)) for such period, shall not exceed 25% of EBITDA as ultimately determined for such period,

(C) the aggregate amount of cash distributions received by Credit Parties from all Unrestricted Subsidiaries other than the Permitted JV that are included in the calculation of EBITDA for any period shall not exceed (1) 40% of EBITDA as ultimately determined for such period for any Rolling Period ending in 2016 (other than (x) any Rolling Period that ends in 2016 for which the Borrower has delivered to the Administrative Agent irrevocable written notice (on or prior to the date that a compliance certificate is required to be delivered with respect to such Rolling Period pursuant to Section 8.01(c)) that it elects for such percentage limitation to be in effect for such Rolling Period to be 25% and (y) any Rolling Period that ends in 2016 that follows any Rolling Period described in the foregoing clause (x)), and (2) 25% of EBITDA as ultimately determined for such period for each other Rolling Period,

(D) if at the end of any period there exists any Consolidated Restricted Subsidiary that is a Drop Down OpCo, EBITDA for such period shall be reduced by an amount equal to (1) the fraction, expressed as a percentage, of Equity Interests in such Drop Down OpCo that are not directly owned by the Credit Parties multiplied by (2) the EBITDA attributable to such Drop Down OpCo for such period, and

(E) notwithstanding anything to the contrary herein, in no event shall any cash distributions received by any Credit Party from the Permitted JV be included in the calculation of EBITDA for any Rolling Period for which the applicable percentage limitation in clause (C) of the proviso to this definition is 40%.

For the purposes of calculating EBITDA for any Rolling Period for any determination of the Consolidated Total Leverage Ratio, if at any time during such Rolling Period any Credit Party shall have made any Material Disposition or Material Acquisition, the EBITDA for such Rolling Period shall be calculated after giving pro forma effect thereto as if such Material Disposition or Material Acquisition had occurred on the first day of such Rolling Period, such pro forma adjustments to be acceptable to Administrative Agent and the Borrower.

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Fee Letter, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement and the Security Instruments.

“Permitted Midstream MLP Credit Facility Liens” means Liens on Midstream Properties (and related properties to the extent such properties are subject to a Lien created by any Security Instrument that is a mortgage or deed of trust in favor of the Administrative Agent) owned by any Drop Down OpCo that are in favor of Wells Fargo Bank, N.A. (or any successor administrative agent), as administrative agent under the Midstream MLP Credit Facility to secure the obligations and indebtedness under any Midstream MLP Credit Facility (and any swap obligations and treasury management obligations contemplated thereunder as being secured), provided that such Liens of the Administrative Agent and such Liens securing the Midstream MLP Credit Facility are subject to an Intercreditor Agreement.

“Unrestricted Subsidiary” means (a) the Permitted JV and (b) any other Subsidiary of the Borrower (i) designated as such on Schedule 7.14, (ii) which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.15 or (iii) that is a subsidiary of an Unrestricted Subsidiary; provided that in no event may an OpCo be designated as an Unrestricted Subsidiary.

2.3 Amendment to Definition of Applicable Margin. Clause (y) in the proviso of the definition of “Applicable Margin” contained in Section 1.02 of the Credit Agreement is hereby amended and restated to read in full as follows:

(y) during the Increased Margin Period, with respect to any ABR Loan or Eurodollar Loan, the “Applicable Margin” shall be calculated as (I) the rate per annum set forth in the grid above based on the Consolidated Total Leverage Ratio plus (II) fifty basis points (0.50%).

2.4 Amendment to Definition of Change in Control. Clause (e) of the definition of “Change in Control” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(e) the Borrower shall cease to own 100% of the Equity Interests of each OpCo (other than a Drop Down OpCo) or the Borrower and its Restricted Subsidiaries and Midstream MLP and its subsidiaries shall, collectively, cease to own 100% of the Equity Interests of each Drop Down OpCo.

2.5 Deleted Definitions. Each of the definitions of “Unadjusted EBITDA (Capital Expansion Project Add-Backs)” and “Unadjusted EBITDA (Unrestricted Subsidiary Distributions)” contained in Section 1.02 of the Credit Agreement is hereby deleted in its entirety.

2.6 Amendment to Section 1.05 of the Credit Agreement. The second sentence of Section 1.05 of the Credit Agreement is hereby amended and restated to read in full as follows:

Notwithstanding anything herein to the contrary, for the purposes of calculating any of the ratios tested under Section 9.01, and the components of each of such ratios, (a) except as provided herein with respect to Capital Expansion Project Add-Backs and subject to clauses (B), (C) and (E) of the proviso to the definition of EBITDA herein, all Unrestricted Subsidiaries, and their subsidiaries (including their assets, liabilities, income, losses, cash flows, and the elements thereof) shall be excluded, except for any cash dividends or distributions actually paid by any Unrestricted Subsidiary or any of its subsidiaries to the Borrower or any Restricted Subsidiary, which shall be deemed to be income to the Borrower or such Restricted Subsidiary when actually received by it, and (b) subject to clause (D) of the proviso in the definition of EBITDA herein, all assets, liabilities, income, losses, cash flows and elements thereof of all Drop Down OpCos shall be consolidated with those of the Borrower regardless of whether they would be so consolidated in accordance with GAAP.

2.7 Amendment to Section 2.06(d) of the Credit Agreement. Subsection (d) of Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d) Reduction in Commitments upon any Drop Down Disposition.

(i) Contemporaneously with and automatically upon the consummation by any Credit Party of

(A) any Drop Down Disposition (other than a Drop Down Disposition in respect of OH Water and/or PA Water that occurs on or prior to the date that is 60 days following the First Amendment Effective Date), the aggregate Commitments shall, if greater than the following amount, be reduced to equal an amount equal to (1) EBITDA for the most recently ended four fiscal quarters for which financial statements are available multiplied by (2) a factor of 5.0 (or such higher factor as may be approved by the Borrower, the Administrative Agent and the Majority Lenders), and

(B) any Drop Down Disposition in respect of OH Water and/or PA Water that occurs on or prior to the date that is 60 days following the First Amendment Effective Date, the aggregate Commitments shall, if greater than the following amount, be reduced to equal an amount equal to (1) EBITDA for the most recently ended four fiscal quarters for which financial statements are available multiplied by (2) a factor of 15.0 (or such higher factor as may be approved by the Borrower, the Administrative Agent and the Majority Lenders);

provided that, in each case, for purposes of this Section 2.06(d)(i), EBITDA shall be calculated giving pro forma effect to such Drop Down Disposition(s) as if such Drop Down Disposition(s) happened on the first day of such period, with such pro forma calculation being acceptable to the Administrative Agent.

(ii) In connection with any reduction in the aggregate Commitments pursuant to clause (i) above, the Borrower shall make mandatory prepayments as and when required under Section 3.04(c).

2.8 Amendments to Section 8.01 of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended by (a) deleting the period at the end of clause (n) thereof and replacing it with the following proviso: “, provided that such notice may, at the Borrower’s election, be given reasonably prior to any such event or disposition.”; and (b) inserting a new clause (p) immediately after clause (o) such Section 8.01, which new clause (p) shall read in full as follows:

(p) Promptly, but no later than five (5) Business Days after the formation of the Permitted JV, written notice designating such entity as the “Permitted JV” hereunder.

2.9 Amendments to Section 8.14 of the Credit Agreement. Subsection (b) of Section 8.14 of the Credit Agreement is hereby amended by (a) deleting the reference to “15 days” contained in the second sentence thereof and replacing it with the phrase “30 days (or such longer period as the Administrative Agent may agree in its sole discretion)” and (b) inserting the following sentence immediately after the second sentence of clause (b) of such Section 8.14, which new sentence shall read in full as follows:

The Borrower shall, or shall cause the applicable Domestic Subsidiary to, promptly, but in any event no later than 30 days (or such longer period as the Administrative Agent may agree in its sole discretion) after the formation and organization of the Permitted JV to, (x) execute and deliver a supplement and/or amendment to the Guaranty and Collateral Agreement, executed by the applicable parties, (y) pledge all of the Equity Interests of the Permitted JV that are owned by the Borrower or any Guarantor (and deliver the original stock certificates, if any, evidencing the Equity Interests of the Permitted JV, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof) and (z) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent.

2.10 Amendment to Section 9.02 of the Credit Agreement. Section 9.02 of the Credit Agreement is hereby amended to add the following sentence at the end of such Section immediately following clause (e) thereof (as a new paragraph and not as part of clause (e)):

The Borrower will also not permit the Permitted JV to incur or owe any Debt for borrowed money.

2.11 Amendment to Section 9.03 of the Credit Agreement. Section 9.03 of the Credit Agreement is hereby amended to add the following sentence at the end of such Section immediately following clause (e) thereof (as a new paragraph and not as part of clause (e)):

The Borrower will also not permit the Permitted JV to grant or permit to remain outstanding any Lien securing any Debt for borrowed money.

2.12 Amendment to Section 9.05 of the Credit Agreement. Section 9.05 of the Credit Agreement is hereby amended by (a) relabeling existing subsection “(h)” thereof as subsection “(i)” and (b) inserting new subsection “(h)” immediately after subsection (g) thereof, which new subsection (h) shall read in full as follows:

(h) Investments in the Permitted JV, provided that immediately after the making of such Investment and after giving effect to any Debt incurred in connection therewith, the Consolidated Total Leverage Ratio is 4.0 to 1.0 or less and the ratio of the total Revolving Credit Exposures to the total Commitments is 0.9 to 1.0 or less.

2.13 Amendment to Section 9.06 of the Credit Agreement. Clause (g) of Section 9.06 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(g) owning Equity Interests in Midstream MLP and in the Permitted JV.

2.14 Amendment to Section 9.14 of the Credit Agreement. The second sentence of Section 9.14 of the Credit Agreement is hereby amended and restated to read in full as follows:

The Borrower will not, and will not permit any Restricted Subsidiary or the Permitted JV to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than the Loan Documents) that restricts any Restricted Subsidiary or the Permitted JV from paying dividends or making any other distributions in respect of its Equity Interests to the Borrower or any Restricted Subsidiary (it being understood that the authority to declare such dividends and distributions will be governed by the constituent documents of such Persons).

2.15 Amendment to Section 9.15 of the Credit Agreement. Clause (a) of Section 9.15 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) Any Person that becomes a Subsidiary of the Borrower or any Restricted Subsidiary shall be a Restricted Subsidiary unless such Person (i) is designated as an Unrestricted Subsidiary on Schedule 7.14, as of the date hereof, (ii) is hereafter designated as an Unrestricted Subsidiary in compliance with Section 9.15(b), (iii) is the Permitted JV, or (iv) is a subsidiary of an Unrestricted Subsidiary. Each OpCo shall be a Restricted Subsidiary at all times.

2.16 New Section 9.18 of the Credit Agreement. The Credit Agreement is hereby amended to add a new Section 9.18 immediately following Section 9.17 thereof, which Section 9.18 shall read in full as follows:

Section 9.18 Transfer of Property to OH Water and PA Water. From the First Amendment Effective Date through and including the earlier of (a) the date that is 60 days following the First Amendment Effective Date and (b) the date that the Drop Down Dispositions in respect of OH Water and PA Water are consummated, the Borrower will not, and will not permit any other Credit Party to, assign, sell, transfer or convey any Property to OH Water or PA Water (other than (i) transfers of Property (including cash) that are not Midstream Properties in the ordinary course of the Credit Parties’ business and (ii) Properties described on Schedule 9.18 hereto).

2.17 New Schedule 9.18 to the Credit Agreement. Schedule 9.18 attached hereto is hereby added to the Credit Agreement and shall be deemed to be attached as Schedule 9.18 to the Credit Agreement.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the following:

3.1 The Administrative Agent shall have received counterparts of this First Amendment from the Credit Parties and the Majority Lenders.

3.2 The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date including, without limitation, the consent fees described in Section 3.3 below.

3.3 The Administrative Agent shall have received, for the account of each of the Lenders executing this First Amendment on or prior to the First Amendment Effective Date (the “Consenting Lenders”), a consent fee in an amount equal to twelve and one-half basis points (0.125%) of such Consenting Lender’s Commitment as of the First Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party, (iv) agrees that its guarantee under the Guaranty and Collateral Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Obligations as amended hereby, (v) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except (A) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (B) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (vi) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this First Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (vii) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this First Amendment, no Event of Default exists.

4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

4.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

4.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4.7 Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.8 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Representation and Warranty regarding OH Water and PA Water. The Borrower represents and warrants that, except as set forth on Schedule 4.9 hereto, no Credit Party has assigned, sold, transferred or conveyed any Property to OH Water or PA Water (other than transfers of Property (including cash) that are not Midstream Properties in the ordinary course of the Credit Parties’ business) since the date of the most recent Financial Statements delivered to the Lenders pursuant to the Credit Agreement.

[Signature Pages Follow.]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	RICE MIDSTREAM HOLDINGS LLC, a Delaware corporation

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

GUARANTORS:	RICE OLYMPUS MIDSTREAM, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE WATER SERVICES (OH) LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE WATER SERVICES (PA) LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

RICE WEST VIRGINIA MIDSTREAM LLC, a Delaware limited liability company

	By:	/s/ Grayson T. Lisenby
	Name:	Grayson T. Lisenby
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

WELLS FARGO BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Matthew W. Coleman
Name:	Matthew W. Coleman
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

BARCLAYS BANK PLC, as a Lender

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

CITIBANK, N.A., as a Lender

By:	/s/ Saqeeb Ludhi
Name:	Saqeeb Ludhi
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

COMERICA BANK, as a Lender

By:	/s/ Jeffery Treadway
Name:	Jeffery Treadway
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Evans Swann, Jr.
Name:	Evans Swann, Jr.
Title:	Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kristin N. Oswald
Name:	Kristin N. Oswald
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Todd S. Anderson
Name:	Todd S. Anderson
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

CREDIT AGREEMENT

RICE MIDSTREAM HOLDINGS LLC

SCHEDULE 4.9

PROPERTIES TRANSFERRED TO OH WATER AND PA WATER PRIOR TO FIRST AMENDMENT EFFECTIVE DATE

[see attached.]

SCHEDULE 9.18

PROPERTIES PERMITTED TO BE TRANSFERRED TO OH WATER AND PA WATER AFTER FIRST AMENDMENT EFFECTIVE DATE

[see attached.]